united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Suite 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

17645 Wright Street, Suite 200, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2018

Item 1. Reports to Stockholders.

Institutional Short Duration

Government Bond Fund

TWSGX

Annual Report
December 31, 2018

Advised by:
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209
(303) 864-1213

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (855) 881-2380

www.TransWesternFunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.TransWesternFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Market Conditions:

In Q1, the front end of the US yield curve shifted higher in March as short term yields rose from the one month bill out to the two year note. Longer term yields from the belly of the curve out to the thirty year bond moved modestly lower for the month which flattened the curve a bit. The US 10 year yield had reached five year highs in late February but momentum cooled throughout March as inflation data was generally in line with expectations while risk asset sentiment waned to some degree. Market measures of expected inflation also slid a bit lower in March toward the 2.0% level which is closer to the Fed’s core PCE inflation target. The Fed delivered the sixth rate hike of this economic expansion in late March, which was widely expected by market participants and therefore had limited impact on the curve once announced. While short term fluctuations have been bumpy it appears that longer term yields are carving out a new range. After surging higher to start the year, US 10 year yields have been bouncing between 2.75% and 3.00% for the past two months. This type of consolidation seems likely to continue at the long end as inflation data remains moderate.

In Q2, the Federal Reserve delivered the seventh twenty five basis point hike of this economic expansion in June, bringing the target Fed funds range to 1.75% - 2.00%. The yield curve continued to flatten throughout the month as short rates rose while rates at the mid-point of the curve remained flat to down. The thirty year yield declined by four basis points but most other benchmark yields showed modest increases over the period. U.S. economic activity continued at a healthy pace and real GDP tracking estimates suggest growth of at least 4.0% - 4.5% for the second quarter. The news flow was particularly noisy with trade wars and emerging market currency volatility continuing to make headlines but US consumer and business confidence remain high. Investor risk appetite floundered throughout the quarter as positive and negative developments were digested along with a stronger US dollar. Inflation pressures are biased higher rather than lower but an overshoot that leads the Fed to ramp up the pace of tightening seems unlikely. Looking forward we anticipate one additional rate hike in September but believe another December hike is quite possible if the economy continues at its current pace of expansion.

In Q3, the expansion continued at a fairly robust pace in September marked by solid consumer confidence and economic activity indicators along with stable inflation. The 2s10s yield spread continued to flatten modestly and ended the month at a spread of 20 basis points, down from 23 basis points at the start of the month. At this juncture the tightening 2s10s spread should not be interpreted as a warning signal for the broader economy, but is absolutely worth monitoring closely. The Fed delivered the eighth hike of this economic expansion in September, bringing the target federal funds range to 2.00% - 2.25%. One additional twenty five basis pointhike is expected this year along with two more in 2019 but the risks look skewed toward more hikes rather than less. Inflation data has been stable around the Fed’s target levels but economic growth and employment statistics continue to show significant progress, enough so that additional hikes could be added to the outlook. Even if the path for fed funds is revised higher, the yield curve will most likely continue to flatten, just at higher rates. By the end of the month yields, especially at the short end through the belly of the curve, were already reaching levels not seen in several years.

In Q4, the Fed’s FOMC increased its policy rate by 25 basis points in line with Loomis Sayles, consensus and market expectations. This puts the new range for the fed funds target rate at 2.25%

to 2.50%. This marked the tenth hike of this current cycle and puts the target at its highest level since March 2008, and firmly into the range of Fed estimates of “neutral.” The 30 basis points drop in yields along the 2-to-10 year maturity range was the most pronounced relative to the ‘wings’, though the move was much less in real terms when considering the more than 25 basis point drop in break-even inflation rates. Measured inflation remains stable as indicated by the Fed’s preferred inflation gauge – The Personal Consumption Expenditures (PCE) index – which rose 1.9% on a year-over-year basis in November based on the core measure. The reading was slightly below the Fed’s target of 2%, but it has been at or above 2% only once since April 2012. Despite the elevated volatility in the equity markets, hard data show the US economy is still consistent with a healthy economic expansion. Johnson Redbook’s same store sales index climbed 7.8% on a year-over-year basis in the third week of December while other anecdotal reports hinted at a strong holiday retail season. Jobs and wage growth continue to support consumer spending and lead us to wonder if the typical seasonal slowdown in Q1 might be avoided in 2019, possibly supported by healthy tax refunds. However, a drop in the Chief Executive magazine and Conference Board’s respective measures of CEO and consumer optimism show a clear step down from earlier elevated levels, and even the NFIB survey of often Republican-minded small business owners hit a seven month low. Softer readings from the Richmond and Dallas Fed measures of regional manufacturing activity also reinforced confidence of a growth moderation already underway in the more interest rate sensitive housing and autos sectors. While we think market pricing has become too pessimistic in the Fed Funds futures market, which implies a Fed Funds rate in mid-2020 below current levels, the direction of the market adjustment in December is certainly justified.

Performance Results:

In 2018, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned 1.04% which was approximately 40 basis points lower than its benchmark, the 50% Barclays Short Treasury 50% Barclays MBS Index, which returned 1.44% over the same period.

Explanation of Fund Performance:

The Fund and its benchmark generated negative absolute and relative returns in 2018; as the Fund underperformed the Benchmark for the 1-year period. Furthermore, favorable yield curve positioning effects and security selectionhindered performance over the time period.

The Fund’s underweight to US Treasuries as compared to its benchmark was a source of negative return for the Fund. As security selection played a significant role in the Fund’s outperformance for the period; the Fund saw certain sector allocations weigh or remain neutral for the period. While, the Fund’s slight overweight in the Agency mortgage-backed pass through securities (Agency MBS)space also provided neutral effects for the year; security selection within Agency MBS was the largest contributor to outperformance for the year. Furthermore, security selection within Agency CMO and Agency CMBS aided also performance for the period. As of December 31, 2018, the Fund’s duration relative to its benchmark duration lengthened slightly to approximately 1.93years versus 2.37 years.

Outlook:

This risk aversion appears overdone, and we note the relief rally following the US jobs numbers and more dovish testimony by Fed Chairman Powell on January4. The derating of risk assets was arguably a reaction to mounting evidence of a synchronized global slowdown. Chinese, US, and Eurozone PMI’s all weakened in tandem. Sentiment may have been further undermined by a US government shutdown and ongoing US-China trade tensions. But we do not have a global recession as our baseline forecast.

We do look for a US growth slowdown from near 3% to something like 2.5% in 2019, but a recession seems unlikely give the strength of payroll incomes, positive corporate earnings momentum, buoyant US loan growth, and loosening rather than tightening bank loan quality standards. In China, both monetary and fiscal policy have turned more stimulative via a cut in reserve requirements and an acceleration in public works spending, notably rail and subway projects. Europe does look anemic, but the degree to which this is systemic is unclear. German auto sales are clearly being held down by new and tougher emissions standards. Separately, non-Chinese emerging market conditions appear to be improving. So, slowdown yes, but recession not now.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO REVIEW

December 31, 2018 (Unaudited)

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmarks:

		Annualized	Annualized
	One Year	Five Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	1.04%	1.32%	1.32%
Bloomberg Barclays Capital Mortgage Backed Securities Index ***	0.99%	2.53%	2.50%
Bloomberg Barclays Capital Short Treasury Index ****	1.88%	0.68%	0.49%
Blended Benchmark Index *****	1.44%	1.61%	1.50%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2018 prospectus, the total annual operating expenses are 0.69% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Bloomberg Barclays Capital Mortgage Backed Securities Index is an unmanaged market capitalization index which measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). Investors may not invest in the Index directly. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

****	The Bloomberg Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclays Capital Mortgage Backed Securities Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2018 (Unaudited)

Holdings By Investment Type	% of Net Assets
U.S. Government Agencies	87.9%
U.S. Treasury Notes	2.6%
Short-Term Investments and Other Assets less Liabilities	9.5%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2018

Principal
Amount ($)		Variable Rate (%)	Coupon Rate (%)	Maturity	Value
	U.S. GOVERNMENT AGENCIES - 87.9%
	FEDERAL HOME LOAN MORTGAGE CORP. - 23.8% (a)
$32,317	Freddie Mac Arm Pool 420178 (b)	COF 11 +1.25	5.7720	6/1/2020	$32,632
44,645	Freddie Mac Arm Pool 420181 (b)	COF 11 +1.25	5.8950	8/1/2020	45,178
35,111	Freddie Mac Arm Pool 420198 (b)	COF 11 +1.25	5.9220	10/1/2020	35,573
49,218	Freddie Mac Arm Pool 420199 (b)	COF 11 +1.25	5.9530	11/1/2020	49,845
767,450	Freddie Mac Arm Pool 849046 (b)	US0012M +1.90	4.2710	9/1/2041	803,539
274,559	Freddie Mac Gold Pool G08448		5.0000	5/1/2041	290,293
859,256	Freddie Mac Gold Pool Q18571		3.5000	5/1/2043	861,440
1,090,053	Freddie Mac Gold Pool Q20545		3.5000	7/1/2043	1,098,254
213,853	Freddie Mac Gold Pool U92432		4.0000	2/1/2044	219,537
538,000	Freddie Mac Multifamily Structured Pass Through Cert K013 A2 (c,d)		3.9740	1/25/2021	547,016
4,300,000	Freddie Mac Multifamily Structured Pass Through Cert K064 A2 (c)		3.2240	3/25/2027	4,298,841
1,160,000	Freddie Mac Multifamily Structured Pass Through Cert K077 A2 (c,d)		3.8500	5/25/2028	1,208,903
880,000	Freddie Mac Multifamily Structured Pass Through Cert K084 A2 (c,d)		3.7800	10/25/2028	911,223
269,616	Freddie Mac Multifamily Structured Pass Through Cert K725 A1 (c)		2.6660	5/25/2023	267,600
2,030,000	Freddie Mac Multifamily Structured Pass Through Cert K732 A2 (c)		3.7000	5/25/2025	2,096,386
320,719	Freddie Mac Multifamily Structured Pass Through Cert KF06 A (b,c)	LIBOR01M +0.33	2.6769	11/25/2021	319,981
579,679	Freddie Mac Multifamily Structured Pass Through Cert KF14 A (b,c)	LIBOR01M +0.65	2.9969	1/25/2023	580,349
532,177	Freddie Mac Multifamily Structured Pass Through Cert KI01 A (b,c)	LIBOR01M +0.16	2.5069	9/25/2022	530,961
2,655,000	Freddie Mac Multifamily Structured Pass Through Cert KJ20 A2 (c)		3.7990	12/25/2025	2,757,221
1,890,000	Freddie Mac Multifamily Structured Pass Through Cert KJ21 A2 (c)		3.7000	9/25/2026	1,963,727
3,700,000	Freddie Mac Multifamily Structured Pass Through Cert KJLB A (c)		2.7700	5/25/2025	3,638,395
2,515,000	Freddie Mac Multifamily Structured Pass Through Cert Q008 A (b,c)	LIBOR01M +0.39	2.6900	10/25/2045	2,508,844
266,595	Freddie Mac Non Gold Pool 1B2025 (b)	US0012M +1.86	4.1130	6/1/2034	279,685
222,964	Freddie Mac Non Gold Pool 1B2721 (b)	US0012M +1.73	3.4960	1/1/2035	233,700
88,559	Freddie Mac Non Gold Pool 1H2695 (b)	H15T1Y +2.17	4.1730	4/1/2036	91,116
317,564	Freddie Mac Non Gold Pool 1J1382 (b)	US0012M +1.64	4.5150	11/1/2036	331,647
79,468	Freddie Mac Non Gold Pool 1J1540 (b)	US0012M +2.18	4.0840	3/1/2037	84,103
583,667	Freddie Mac Non Gold Pool 1K0068 (b)	H15T1Y +2.51	4.7420	11/1/2036	620,531
563,697	Freddie Mac Non Gold Pool 1L1358 (b)	H15T1Y +2.50	4.5870	5/1/2036	597,846
209,968	Freddie Mac Non Gold Pool 1Q0092 (b)	H15T1Y +2.25	4.0910	3/1/2036	222,384
204,988	Freddie Mac Non Gold Pool 1Q0160 (b)	US0012M +1.77	4.5200	9/1/2035	214,821
105,909	Freddie Mac Non Gold Pool 1Q0647 (b)	US0012M +1.85	4.3150	11/1/2038	111,401
146,792	Freddie Mac Non Gold Pool 1Q1097 (b)	US0012M +1.80	3.8040	4/1/2037	154,118
150,756	Freddie Mac Non Gold Pool 1Q1104 (b)	US0012M +1.71	4.2220	4/1/2037	157,370
60,642	Freddie Mac Non Gold Pool 1Q1131 (b)	US0006M +1.66	4.2350	6/1/2037	61,730
195,319	Freddie Mac Non Gold Pool 1Q1302 (b)	US0012M +1.61	4.3010	11/1/2038	204,128
1,504,849	Freddie Mac Non Gold Pool 1Q1380 (b)	US0012M +1.90	3.8110	3/1/2038	1,584,122
236,019	Freddie Mac Non Gold Pool 1Q1446 (b)	H15T1Y +2.11	4.1730	9/1/2038	248,029
25,028	Freddie Mac Non Gold Pool 407736 (b)	H15T1Y +2.13	3.5920	1/1/2023	25,386
1,551,147	Freddie Mac Non Gold Pool 780722 (b)	H15T1Y +2.22	4.4700	8/1/2033	1,630,491
251,452	Freddie Mac Non Gold Pool 783000 (b)	H15T1Y +2.28	4.3440	1/1/2035	264,135
317,107	Freddie Mac Non Gold Pool 783028 (b)	H15T1Y +2.25	3.9750	2/1/2035	335,593
25,230	Freddie Mac Non Gold Pool 845830 (b)	US0006M +2.02	4.5620	7/1/2024	26,004
409,943	Freddie Mac Non Gold Pool 847103 (b)	H15T1Y +2.23	4.3770	1/1/2033	429,886
45,606	Freddie Mac Non Gold Pool 848565 (b)	US0012M +1.72	4.4150	12/1/2037	47,173
102,109	Freddie Mac Non Gold Pool 848568 (b)	H15T1Y +2.21	4.4320	9/1/2038	106,896
307,380	Freddie Mac Non Gold Pool 848575 (b)	H15T1Y +2.28	4.2340	2/1/2036	324,729
260,266	Freddie Mac Non Gold Pool 848685 (b)	H15T1Y +2.29	4.7460	2/1/2036	274,271
944,829	Freddie Mac Non Gold Pool 848690 (b)	H15T1Y +2.25	4.4150	3/1/2037	993,951
2,628,010	Freddie Mac Non Gold Pool 848949 (b)	H15T1Y +2.25	4.4860	9/1/2038	2,767,632
169,940	Freddie Mac Non Gold Pool 972132 (b)	H15T1Y +2.23	4.7050	11/1/2033	178,546
49,800	Freddie Mac Non Gold Pool 972257 (b)	US0012M +1.79	4.1600	5/1/2037	50,912
172,035	Freddie Mac REMICS 1628 LZ (c)		6.5000	12/15/2023	180,992
122,784	Freddie Mac REMICS 2102 PE (c)		6.5000	12/15/2028	135,448
79,535	Freddie Mac REMICS 2131 ZB (c)		6.0000	3/15/2029	83,596
34,564	Freddie Mac REMICS 2412 OF (b,c)	LIBOR01M +0.95	3.4051	12/15/2031	35,022
58,691	Freddie Mac REMICS 2448 FV (b,c)	LIBOR01M +1.00	3.4551	3/15/2032	59,765
17,244	Freddie Mac REMICS 2450 FW (b,c)	LIBOR01M +0.50	2.9551	3/15/2032	17,159
189,109	Freddie Mac REMICS 2526 FC (b,c)	LIBOR01M +0.40	2.8551	11/15/2032	189,730

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Continued)

Principal
Amount ($)		Variable Rate (%)	Coupon Rate (%)	Maturity	Value
	U.S. GOVERNMENT AGENCIES - 87.9% (continued)
	FEDERAL HOME LOAN MORTGAGE CORP. - 23.8% (a)(continued)
$21,222	Freddie Mac REMICS 2557 WF (b,c)	LIBOR01M +0.40	2.8551	1/15/2033	$21,123
97,590	Freddie Mac REMICS 2581 FD (b,c)	LIBOR01M +0.75	3.2051	12/15/2032	98,439
46,681	Freddie Mac REMICS 2768 PW (c)		4.2500	3/15/2034	48,929
13,948	Freddie Mac REMICS 2874 BC (c)		5.0000	10/15/2019	13,962
42,222	Freddie Mac REMICS 2881 AG (c)		4.5000	8/15/2034	41,728
741,809	Freddie Mac REMICS 2903 Z (c)		5.0000	12/15/2024	765,872
13,617	Freddie Mac REMICS 2930 KT (c)		4.5000	2/15/2020	13,493
35,371	Freddie Mac REMICS 2931 DE (c)		4.0000	2/15/2020	35,340
491,310	Freddie Mac REMICS 2978 JG (c)		5.5000	5/15/2035	538,280
7,636	Freddie Mac REMICS 3016 FL (b,c)	LIBOR01M +0.39	2.8451	8/15/2035	7,567
739,065	Freddie Mac REMICS 3036 NE (c)		5.0000	9/15/2035	793,039
88,830	Freddie Mac REMICS 3104 DH (c)		5.0000	1/15/2026	91,337
803,098	Freddie Mac REMICS 3412 AY (c)		5.5000	2/15/2038	872,664
273,584	Freddie Mac REMICS 3561 W (c)		2.8552	6/15/2048	249,020
484,215	Freddie Mac REMICS 3620 AT (c,d)		4.1139	12/15/2036	502,481
143,197	Freddie Mac REMICS 3862 GA (c)		4.0000	4/15/2041	148,833
					42,661,893
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 37.0% (a)
3,725,000	Fannie Mae Aces 2015-M10 A2 (c,d)		3.0920	4/25/2027	3,665,985
992,470	Fannie Mae Aces 2015-M17 FA (b,c)	LIBOR01M +0.93	3.2309	11/25/2022	1,001,629
2,000,000	Fannie Mae Aces 2017-M3 A2 (c,d)		2.4850	12/25/2026	1,892,552
2,970,000	Fannie Mae Aces 2017-M14 A2 (c,d)		2.8760	11/25/2027	2,887,900
942,926	Fannie Mae ARM Pool AJ0875 (b)	US0012M +0.18	4.6630	10/1/2041	984,462
34,978	Fannie Mae Pool 202436 (b)	H15T3Y +2.23	3.5330	2/1/2023	35,427
7,625	Fannie Mae Pool 303212 (b)	US0006M +2.09	4.1770	2/1/2025	7,686
273,531	Fannie Mae Pool 555375		6.0000	4/1/2033	300,666
76,479	Fannie Mae Pool 583934 (b)	H15T1Y +2.27	4.2700	5/1/2031	76,219
103,921	Fannie Mae Pool 619105 (b)	H15T1Y +2.13	4.0000	5/1/2032	105,134
26,090	Fannie Mae Pool 642012 (b)	H15T1Y +2.27	4.1400	5/1/2032	26,676
53,803	Fannie Mae Pool 684842 (b)	H15T1Y +2.43	4.2220	1/1/2030	54,109
271,837	Fannie Mae Pool 699985 (b)	H15T1Y +2.19	4.0680	4/1/2033	282,045
3,656	Fannie Mae Pool 70565 (b)	H15BDI6M +1.75	3.8710	2/1/2020	3,669
191,920	Fannie Mae Pool 721424 (b)	H15T1Y +2.29	4.3890	6/1/2033	200,843
28,854	Fannie Mae Pool 725052 (b)	H15T1Y +2.16	4.0360	7/1/2033	29,545
19,175	Fannie Mae Pool 725320 (b)	H15T1Y +2.25	4.2180	8/1/2039	20,406
215,762	Fannie Mae Pool 725392 (b)	H15T1Y +2.24	4.0670	4/1/2034	228,252
38,143	Fannie Mae Pool 732087 (b)	H15T1Y +2.44	4.6410	8/1/2033	40,105
135,077	Fannie Mae Pool 735667		5.0000	7/1/2035	143,498
26,226	Fannie Mae Pool 742230 (b)	US0006M +2.25	4.7500	9/1/2033	26,190
90,890	Fannie Mae Pool 748848 (b)	H15T1Y +2.27	4.3830	6/1/2037	95,518
163,770	Fannie Mae Pool 751930 (b)	US0012M +1.75	4.6250	10/1/2033	171,998
135,677	Fannie Mae Pool 762519		5.5000	11/1/2023	139,511
85,580	Fannie Mae Pool 766907 (b)	US0012M +1.80	4.0450	3/1/2034	90,010
65,565	Fannie Mae Pool 783245 (b)	12MTA +1.20	3.2530	4/1/2034	64,481
57,119	Fannie Mae Pool 803338 (b)	12MTA +1.20	3.2530	9/1/2044	56,803
544,948	Fannie Mae Pool 805753 (b)	H15T1Y +2.31	3.7710	1/1/2035	578,659
509,567	Fannie Mae Pool 813637 (b)	H15T1Y +2.19	3.5990	1/1/2036	539,865
172,422	Fannie Mae Pool 813844 (b)	US0006M +1.54	4.0550	1/1/2035	178,115
65,299	Fannie Mae Pool 823235 (b)	US0012M +2.47	5.0980	6/1/2035	69,593
375,113	Fannie Mae Pool 829608 (b)	H15T1Y +2.22	4.4730	8/1/2035	395,833
122,540	Fannie Mae Pool 832249 (b)	US0012M +1.57	4.3240	8/1/2035	128,298
41,450	Fannie Mae Pool 837332 (b)	H15T1Y +2.08	4.3280	9/1/2035	42,757
148,530	Fannie Mae Pool 838444 (b)	H15T1Y +2.22	4.4730	8/1/2035	156,485
198,183	Fannie Mae Pool 838948 (b)	US0006M +1.51	4.0180	8/1/2035	204,580
19,060	Fannie Mae Pool 844532 (b)	12MTA +1.79	3.8440	11/1/2035	19,381
66,491	Fannie Mae Pool 846695 (b)	US0006M +2.55	5.0820	11/1/2035	70,180
298,507	Fannie Mae Pool 846749 (b)	US0006M +2.34	4.8410	1/1/2036	311,811
74,926	Fannie Mae Pool 863729 (b)	H15T1Y +2.27	3.6430	1/1/2036	78,476
51,256	Fannie Mae Pool 879683 (b)	H15T1Y +2.15	4.3680	9/1/2036	53,988
49,211	Fannie Mae Pool 880366 (b)	US0006M +1.44	3.9660	2/1/2036	50,675

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Continued)

Principal
Amount ($)		Variable Rate (%)	Coupon Rate (%)	Maturity	Value
	U.S. GOVERNMENT AGENCIES - 87.9% (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 37.0% (a)(continued)
$327,116	Fannie Mae Pool 880373 (b)	US0012M +1.55	3.5930	2/1/2036	$341,336
98,917	Fannie Mae Pool 886376 (b)	12MTA +2.39	4.4360	8/1/2036	102,978
420,713	Fannie Mae Pool 888310 (b)	US0012M +1.64	3.7840	4/1/2037	440,361
156,667	Fannie Mae Pool 888628 (b)	US0012M +1.81	4.0310	7/1/2037	164,893
552,715	Fannie Mae Pool 889819 (b)	US0012M +1.57	4.0260	4/1/2037	577,018
466,474	Fannie Mae Pool 889822 (b)	US0012M +1.61	4.1950	7/1/2035	486,948
606,035	Fannie Mae Pool 894110 (b)	12MTA +2.21	4.3030	10/1/2036	623,832
17,684	Fannie Mae Pool 89417 (b)	H15BDI6M +1.75	4.5000	7/1/2029	17,790
134,470	Fannie Mae Pool 894530 (b)	H15T1Y +2.48	4.3920	5/1/2035	142,773
10,554	Fannie Mae Pool 899633		5.5000	7/1/2037	11,244
345,726	Fannie Mae Pool 900197 (b)	US0012M +2.08	4.8380	10/1/2036	367,041
31,460	Fannie Mae Pool 906281 (b)	US0012M +1.81	3.9550	1/1/2037	33,046
1,110,226	Fannie Mae Pool 910289 (b)	US0012M +1.78	3.8890	3/1/2037	1,168,595
305,128	Fannie Mae Pool 920847 (b)	H15T1Y +2.50	4.5310	8/1/2036	324,667
334,590	Fannie Mae Pool 964244 (b)	US0012M +1.64	4.3600	7/1/2038	347,901
179,959	Fannie Mae Pool 964760 (b)	US0012M +1.66	4.4070	8/1/2038	185,750
164,517	Fannie Mae Pool 995008 (b)	12MTA +2.28	4.3560	10/1/2036	170,485
41,504	Fannie Mae Pool 995134 (b)	H15T1Y +2.18	4.2350	6/1/2036	43,836
100,117	Fannie Mae Pool 995269 (b)	US0006M +1.54	4.0730	7/1/2035	103,486
43,319	Fannie Mae Pool 995552 (b)	H15T1Y +2.16	4.1830	5/1/2035	45,642
41,268	Fannie Mae Pool 995949 (b)	12MTA +2.31	4.3660	9/1/2036	43,054
930,930	Fannie Mae Pool AB5519		3.5000	7/1/2042	936,764
296,010	Fannie Mae Pool AB5688		3.5000	7/1/2037	297,861
1,400,048	Fannie Mae Pool AB6282		3.5000	9/1/2042	1,408,789
1,274,569	Fannie Mae Pool AB7016		4.0000	11/1/2042	1,307,981
579,605	Fannie Mae Pool AB9096		4.0000	4/1/2043	594,785
64,852	Fannie Mae Pool AC2472		5.0000	6/1/2040	68,570
41,713	Fannie Mae Pool AC8301 (b)	US0012M +1.81	3.5600	12/1/2039	43,874
715,405	Fannie Mae Pool AD0541 (b)	H15T1Y +2.18	4.4740	11/1/2033	752,812
408,386	Fannie Mae Pool AD0959 (b)	US0006M +2.29	4.8480	7/1/2037	433,133
221,198	Fannie Mae Pool AE0354 (b)	US0012M +1.74	3.9980	9/1/2037	232,348
160,711	Fannie Mae Pool AE0870 (b)	US0012M +1.68	4.2750	11/1/2036	168,268
266,569	Fannie Mae Pool AI4385 (b)	US0012M +1.80	3.5500	12/1/2041	280,202
235,144	Fannie Mae Pool AL0332 (b)	H15T1Y +2.14	3.9250	9/1/2034	247,516
284,158	Fannie Mae Pool AL0361 (b)	H15T1Y +2.22	4.4130	7/1/2035	301,286
34,041	Fannie Mae Pool AL0883 (b)	US0012M +1.20	3.9810	1/1/2038	34,109
105,441	Fannie Mae Pool AL0920		5.0000	7/1/2037	112,011
1,191,754	Fannie Mae Pool AL1270 (b)	H15T1Y +2.19	4.2600	10/1/2034	1,257,297
188,100	Fannie Mae Pool AL1271 (b)	H15T1Y +2.29	4.6230	10/1/2033	196,668
687,979	Fannie Mae Pool AL1288 (b)	US0012M +1.58	4.3110	9/1/2037	715,255
1,734,067	Fannie Mae Pool AL1890 (b)	US0012M +1.88	4.0560	3/1/2037	1,833,287
120,789	Fannie Mae Pool AL2559 (b)	US0012M +1.80	4.3680	7/1/2041	126,150
1,420,000	Fannie Mae Pool AO4163		3.5000	6/1/2042	1,428,848
6,635,541	Fannie Mae Pool AO8169		3.5000	9/1/2042	6,676,878
1,807,488	Fannie Mae Pool AQ6238		3.5000	12/1/2042	1,818,806
869,212	Fannie Mae Pool AQ9715		3.0000	1/1/2043	853,959
11,440,874	Fannie Mae Pool BC1442		3.5000	7/1/2046	11,476,491
6,215,361	Fannie Mae Pool BM1078 (b)	H15T1Y +2.19	4.2320	12/1/2040	6,536,079
1,211,002	Fannie Mae Pool MA1404		3.5000	4/1/2043	1,218,543
6,051	Fannie Mae REMICS 1999-57 FC (b,c)	LIBOR01M +0.25	2.7051	11/17/2029	6,005
542,648	Fannie Mae REMICS 2000-45 FD (b,c)	LIBOR01M +0.55	3.0050	12/18/2030	549,507
372,206	Fannie Mae REMICS 2000-45 FG (b,c)	LIBOR01M +0.55	3.0050	12/18/2030	376,910
87,525	Fannie Mae REMICS 2002-16 VF (b,c)	LIBOR01M +0.55	3.0562	4/25/2032	86,268
142,451	Fannie Mae REMICS 2002-30 FB (b,c)	LIBOR01M +1.00	3.5062	8/25/2031	145,433
33,544	Fannie Mae REMICS 2002-71 AP (c)		5.0000	11/25/2032	34,776
6,365	Fannie Mae REMICS 2003-35 FG (b,c)	LIBOR01M +0.30	2.8063	5/25/2033	6,283
36,068	Fannie Mae REMICS 2003-41 JW (c)		5.0000	5/25/2023	35,943
176,318	Fannie Mae REMICS 2003-134 FC (b,c)	LIBOR01M +0.60	3.1062	12/25/2032	178,817
5,270	Fannie Mae REMICS 2004-90 LH (c)		5.0000	4/25/2034	5,217

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Continued)

Principal
Amount ($)		Variable Rate (%)	Coupon Rate (%)	Maturity	Value
	U.S. GOVERNMENT AGENCIES - 87.9% (continued)
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 37.0% (a)(continued)
$59,012	Fannie Mae REMICS 2005-29 WQ (c)		5.5000	4/25/2035	$63,787
295,343	Fannie Mae REMICS 2005-100 BQ (c)		5.5000	11/25/2025	305,254
179,893	Fannie Mae REMICS 2008-86 LA (c,d)		3.4746	8/25/2038	183,239
200,627	Fannie Mae REMICS 2009-50 PT (c,d)		5.7556	5/25/2037	219,176
883,034	Fannie Mae REMICS 2010-60 HB (c)		5.0000	6/25/2040	946,443
250,223	Fannie Mae REMICS 2011-39 ZA (c)		6.0000	11/25/2032	277,250
485,407	Fannie Mae REMICS 2013-63 YF (b,c)	LIBOR01M +1.00	3.5062	6/25/2043	490,916
9,234	Fannie Mae REMICS G92-25 FA (b,c)	LIBOR01M +0.90	3.4063	5/25/2022	9,195
					66,531,680
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 26.6%
157,149	Ginnie Mae II Pool 710063 (d)		4.6500	1/20/2061	159,449
33,299	Ginnie Mae II Pool 710065 (d)		4.8100	2/20/2061	34,196
131,572	Ginnie Mae II Pool 710084 (d)		4.7000	8/20/2061	131,882
4,798	Ginnie Mae II Pool 751387 (d)		4.7420	1/20/2061	4,900
299,407	Ginnie Mae II Pool 751408 (d)		4.8170	6/20/2061	306,678
139,084	Ginnie Mae II Pool 756713 (d)		4.6320	3/20/2062	139,751
253,293	Ginnie Mae II Pool 756730 (d)		4.5610	3/20/2062	254,660
94,004	Ginnie Mae II Pool 757339 (d)		4.8620	2/20/2062	94,725
123,730	Ginnie Mae II Pool 757348 (d)		4.8490	6/20/2062	124,781
292,828	Ginnie Mae II Pool 759745 (d)		4.8150	5/20/2062	295,042
714,260	Ginnie Mae II Pool 765200 (d)		4.5490	8/20/2062	720,400
1,695,847	Ginnie Mae II Pool 765229 (d)		4.5530	11/20/2062	1,713,045
540,310	Ginnie Mae II Pool 766529 (d)		4.5950	6/20/2062	544,280
1,915,400	Ginnie Mae II Pool 766540 (d)		4.5830	7/20/2062	1,928,821
1,745,993	Ginnie Mae II Pool 766542 (d)		4.5900	11/20/2062	1,764,520
297,399	Ginnie Mae II Pool 766556 (d)		4.7550	8/20/2062	299,601
1,378,168	Ginnie Mae II Pool 773431 (d)		4.5310	12/20/2061	1,385,079
718,707	Ginnie Mae II Pool 773437 (d)		4.4850	2/20/2062	721,863
978,142	Ginnie Mae II Pool 777428 (d)		4.2850	2/20/2063	992,160
1,379,192	Ginnie Mae II Pool 777432 (d)		4.5990	10/20/2062	1,393,392
1,488,174	Ginnie Mae II Pool 777440 (d)		4.5060	12/20/2062	1,511,444
417,820	Ginnie Mae II Pool 891616 (b)	H15T1Y +1.40	3.9900	6/20/2058	426,541
91,057	Ginnie Mae II Pool 894704 (b)	H15T1Y +0.85	3.4380	10/20/2061	92,638
2,591,820	Ginnie Mae II Pool 896363 (b)	H15T1Y +0.73	3.3190	7/20/2062	2,624,307
657,100	Ginnie Mae II Pool 896982 (b)	H15T1Y +1.14	3.7300	12/20/2061	668,517
974,458	Ginnie Mae II Pool 897906 (b)	H15T1Y +0.85	3.4430	6/20/2062	990,359
216,552	Ginnie Mae II Pool 898416 (b)	US0001M +2.00	4.2580	2/20/2063	226,194
1,384,550	Ginnie Mae II Pool 898433 (b)	US0001M +2.15	4.4140	1/20/2063	1,442,161
1,012,194	Ginnie Mae II Pool 898436 (b)	US0001M +2.19	4.4560	2/20/2063	1,057,518
673,565	Ginnie Mae II Pool 899072 (b)	US0001M +2.09	4.3520	10/20/2062	703,157
2,313,522	Ginnie Mae II Pool 899633 (b)	US0001M +2.11	4.3710	1/20/2063	2,421,819
1,479,915	Ginnie Mae II Pool 899650 (b)	US0001M +1.89	4.1510	2/20/2063	1,544,831
1,060,497	Ginnie Mae II Pool 899651 (b)	US0001M +2.37	4.6290	2/20/2063	1,110,369
2,239,394	Ginnie Mae II Pool 899765 (b)	US0001M +2.06	4.3090	2/20/2063	2,342,504
106,709	Ginnie Mae II Pool AE9606 (b)	H15T1Y +1.14	3.7300	8/20/2064	108,683
101,719	Ginnie Mae II Pool AF5211 (b)	H15T1Y +1.44	4.0270	11/20/2063	102,980
70,266	Ginnie Mae II Pool AG8190 (b)	H15T1Y +1.14	3.7270	9/20/2064	71,505
93,791	Ginnie Mae II Pool AG8209 (b)	H15T1Y +0.87	3.4580	10/20/2064	95,421
80,726	Ginnie Mae II Pool AG8275 (b)	H15T1Y +1.14	3.7270	3/20/2065	82,328
98,949	Ginnie Mae II Pool AK0197 (b)	H15T1Y +0.71	3.3000	9/20/2064	100,334
56,292	Government National Mortgage Association 2001-49 FV (b,c)	LIBOR01M +0.25	2.7051	12/16/2028	55,780

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2018 (Continued)

Principal
Amount ($)		Variable Rate (%)	Coupon Rate (%)	Maturity	Value
	U.S. GOVERNMENT AGENCIES - 87.9% (continued)
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 26.6% (continued)
$88,053	Government National Mortgage Association 2003-72 Z (c,d)		5.2705	11/16/2045	$92,065
78,152	Government National Mortgage Association 2003-88 Z (c,d)		4.7642	3/16/2046	80,491
249,027	Government National Mortgage Association 2011-H23 HA (c)		3.0000	12/20/2061	248,361
463,790	Government National Mortgage Association 2012-124 HT (c,d)		7.2534	7/20/2032	464,624
292,112	Government National Mortgage Association 2012-H21 CF (b,c)	US0001M +0.70	3.0136	5/20/2061	292,979
759,217	Government National Mortgage Association 2012-H29 HF (b,c)	US0001M +0.50	2.8136	10/20/2062	758,546
439,898	Government National Mortgage Association 2013-H02 GF (b,c)	US0001M +0.50	2.8136	12/20/2062	440,127
1,902,672	Government National Mortgage Association 2013-H22 FT (b,c)	H15T1Y +0.65	3.3100	4/20/2063	1,913,123
3,959,502	Government National Mortgage Association 2014-H12 HZ (c,d)		4.5994	6/20/2064	4,168,356
1,095,890	Government National Mortgage Association 2014-H14 FA (b,c)	US0001M +0.50	2.7739	7/20/2064	1,100,094
753,636	Government National Mortgage Association 2014-H15 FA (b,c)	US0001M +0.50	2.8136	7/20/2064	756,993
84,635	Government National Mortgage Association 2015-H05 FA (b,c)	US0001M +0.30	2.6136	4/20/2061	84,552
501,761	Government National Mortgage Association 2015-H09 HA (c)		1.7500	3/20/2065	497,159
264,499	Government National Mortgage Association 2015-H11 FA (b,c)	US0001M +0.25	2.5636	4/20/2065	264,283
1,001,332	Government National Mortgage Association 2015-H13 FL (b,c)	US0001M +0.28	2.5936	5/20/2063	1,000,552
664,099	Government National Mortgage Association 2015-H19 FH (b,c)	US0001M +0.30	2.6136	7/20/2065	663,538
2,239,532	Government National Mortgage Association 2016-H10 FJ (b,c)	US0001M +0.60	2.9136	4/20/2066	2,242,834
1,950,927	Government National Mortgage Association 2016-H19 FJ (b,c)	US0001M +0.40	2.7136	9/20/2063	1,950,842
					47,808,134
	U.S. DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT - 0.5%

960,000	United States Department of Housing and Urban Development		1.8800	8/1/2019	955,599

	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $160,467,878)				157,957,306

	U.S. TREASURY NOTE - 2.6%
3,270,000	United States Treasury Note/Bond		2.4050	4/18/2019	3,247,000
1,090,000	United States Treasury Note/Bond		2.5000	12/31/2020	1,090,085
435,000	United States Treasury Note/Bond		2.6250	12/31/2023	437,320
	TOTAL U.S. TREASURY NOTE (Cost - $4,768,628)				4,774,405

			Discount Rate
	SHORT TERM INVESTMENTS - 8.9%
	U.S GOVERNMENT & AGENCY DISCOUNT NOTES - 8.9%
6,595,000	Federal Home Loan		1.07%	1/4/2019	6,594,230
9,395,000	Federal Home Loan		1.52%	1/7/2019	9,392,260
	TOTAL SHORT TERM INVESTMENTS (Cost - $15,986,490)				15,986,490

	TOTAL INVESTMENTS - 99.4% (Cost - $181,222,996)				$178,718,201
	OTHER ASSETS LESS LIABILITIES - 0.6%				1,074,751
	TOTAL NET ASSETS - 100.0%				$179,792,952

12MTA - 12 Month Treasury Average

COF 11 - Cost of Funds Index

H15BDI6M - US Treasury Bill 6 Month Auction High Discount Rate

H15T1Y - US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year

H15T3Y - US Treasury Yield Curve Rate T-Note Constant Maturity 3 Year

LIBOR01M - London Interbank Offered Rate 1 Month

US0001M - 1 month US Dollar USD LIBOR interest rate

US0006M - 6 month US Dollar USD LIBOR interest rate

US0012M - 12 month US Dollar USD LIBOR interest rate

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security; the rate shown represents the rate on December 31, 2018.

(c)	Collateralized mortgage obligation (CMO).

(d)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

ASSETS
Investment securities:
At cost	$181,222,996
At value	$178,718,201
Receivable for securities sold	16,037,442
Cash	825,823
Principal paydown receivable	211,116
Interest receivable	475,832
Prepaid expenses and other assets	3,867
TOTAL ASSETS	196,272,281

LIABILITIES
Payable for investments purchased	15,986,490
Distributions payable	223,317
Investment advisory fees payable	154,932
Payable to related parties	43,037
Distribution (12b-1) fees payable	38,729
Trustee fees payable	3,909
Accrued expenses and other liabilities	28,915
TOTAL LIABILITIES	16,479,329
NET ASSETS	$179,792,952

Net Assets Consist Of:
Paid in capital	199,194,516
Accumulated loss	(19,401,564)
NET ASSETS	$179,792,952

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	18,778,384
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.57

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 2018

INVESTMENT INCOME
Interest	$5,253,169
TOTAL INVESTMENT INCOME	5,253,169

EXPENSES
Investment advisory fees	1,193,321
Distribution (12b-1) fees	265,182
Administrative services fees	189,070
Accounting services fees	57,018
Compliance officer fees	38,810
Custodian fees	28,395
Transfer agent fees	22,950
Audit fees	19,498
Trustees’ fees and expenses	17,763
Legal fees	17,437
Printing and postage expenses	7,785
Insurance expense	7,672
Registration fees	459
Other expenses	1,365
TOTAL EXPENSES	1,866,725
Less: Fees waived by the Advisor	(144,658)
NET EXPENSES	1,722,067

NET INVESTMENT INCOME	3,531,102

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss from investment transactions	(1,817,764)
Net change in unrealized appreciation on investments	836,266
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(981,498)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,549,604

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
FROM OPERATIONS
Net investment income	$3,531,102	$3,372,768
Net realized gain (loss) from investment transactions	(1,817,764)	769,076
Net change in unrealized appreciation (depreciation) on investments	836,266	(56,151)
Net increase in net assets resulting from operations	2,549,604	4,085,693

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(6,311,648)
Total Distributions Paid *	(6,608,295)	—
Net decrease in net assets from distributions to shareholders	(6,608,295)	(6,311,648)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	28,124,670	2,134,221
Net asset value of shares issued in reinvestment of distributions to shareholders	2,628,443	2,073,707
Payments for shares redeemed	(117,254,509)	(58,517,581)
Net decrease in net assets from shares of beneficial interest	(86,501,396)	(54,309,653)

TOTAL DECREASE IN NET ASSETS	(90,560,087)	(56,535,608)

NET ASSETS
Beginning of year	270,353,039	326,888,647
End of year **	$179,792,952	$270,353,039

SHARE ACTIVITY
Shares Sold	2,925,327	219,056
Shares Reinvested	274,612	212,486
Shares Redeemed	(12,274,147)	(6,000,900)
Net decrease in shares of beneficial interest outstanding	(9,074,208)	(5,569,358)

*	Distributions from net investment income and net realized capital gains are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $(287,193) as of December 31, 2017.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	December 31,	December 31,		December 31,		December 31,		December 31,
	2018	2017		2016		2015		2014

Net Asset Value, Beginning of Year	$9.71	$9.78		$9.85		$9.98		$9.89
Income (loss) from investment operations:
Net investment income (1)	0.13	0.11		0.10		0.11		0.12
Net realized and unrealized gain (loss) on investments	(0.03)	0.02		0.01		(0.07)		0.16
Total from investment operations	0.10	0.13		0.11		0.04		0.28
Less distributions from:
Net investment income	(0.24)	(0.20)		(0.18)		(0.17)		(0.19)
Return of capital	—	—		—		—		(0.00	) (2)
Total from distributions	(0.24)	(0.20)		(0.18)		(0.17)		(0.19)
Net Asset Value, End of Year	$9.57	$9.71		$9.78		$9.85		$9.98
Total return (3)	1.04%	1.31%		1.06%		0.38%		2.80%
Net assets, end of year (000s)	$179,793	$270,353		$326,889		$361,006		$358,794
Ratio of gross expenses to average net assets	0.70%	0.69%		0.67%		0.67%		0.70%
Ratio of net expenses to average net assets	0.65%	0.65%		0.65%		0.65%		0.65%
Ratio of net investment income to average net assets	1.33%	1.09%		1.02%		1.06%		1.23%
Portfolio Turnover Rate	197%	133	% (4)	108	% (4)	27	% (4)	25	% (4)

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	The portfolio turnover rate excludes dollar roll transactions for the year ended December 31, 2017, the year ended December 31, 2016, the year ended December 31, 2015 and the year ended December 31, 2014. If these were included in the calculation the turnover percentage would be 160%, 134%, 60%, and 54%, respectively. The fund had no dollar rolls for year ended December 31, 2018.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011, and is offered at net asset value without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting standards update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other assets held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$—	$157,957,306	$—	$157,957,306
U.S. Treasury Notes	—	4,774,405	—	4,774,405
Short-Term Investments	—	15,986,490	—	15,986,490
Total	$—	$178,718,201	$—	$178,718,201

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 to December 31, 2017, or expected to be taken in the Fund’s December 31, 2018 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions. For the year ended December 31, 2018 the Fund did not hold any dollar roll transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $461,323,649 and $480,301,077, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2018, the Fund incurred $1,193,321 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2018, the Advisor waived fees of $144,658.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2018, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2019	$56,832
December 31, 2020	$136,877
December 31, 2021	$144,658

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2018, pursuant to the Plan, the Advisor received $265,182 of fees.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

Pursuant to a separate servicing agreement with Gemini Fund Services LLC (“GFS”), the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2018, the Fund did not assess any redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECAITON – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes (including securities sold short), and its respective gross unrealized appreciation and depreciation at December 31, 2018, were as follows:

			Net Unrealized
Cost	Appreciation	Depreciation	(Depreciation)
$181,222,996	$583,611	$(3,088,406)	$(2,504,795)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the years ended December 31, 2018 and December 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2018	December 31, 2017
Ordinary Income	$6,608,295	$6,314,391
	$6,608,295	$6,314,391

As of December 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital Loss	Other		Total
Ordinary	Long-Term	Post	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	October Loss	Forwards	Differences	(Depreciation)	(Deficits)
$—	$—	$(1,843,580)	$(14,829,872)	$(223,317)	$(2,504,795)	$(19,401,564)

The difference between book basis and tax basis undistributed net investment income (loss) and other book/tax adjustments is primarily attributable to the adjustments for accrued dividends payable.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $ 1,843,580.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2018

At December 31, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$3,406,307	$11,423,565	$14,829,872

Permanent book and tax differences, primarily attributable to book tax treatment of distributions, resulted in reclassification as of December 31, 2018 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$(76,362)	$76,362

8.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of TransWestern Institutional Short Duration Government Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TransWestern Institutional Short Duration Government Bond Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of December 31, 2018, the related statements of operations and changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2017 and the financial highlights for each of the years in the four-year period ended December 31, 2017 were audited by other auditors whose report dated March 1, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania
February 27, 2019

TransWestern Institutional Short Duration Government Bond Fund

EXPENSE EXAMPLES

December 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/18	12/31/18	7/1/2018 – 12/31/18
TransWestern	0.65%	$1,000.00	$1,011.00	$3.29

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/18	12/31/18	7/1/2018 – 12/31/18
TransWestern	0.65%	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TransWestern Institutional Short Duration Government Bond Fund (Adviser – TransWestern Capital Advisers, LLC)*

In connection with the regular meeting held on November 14-15, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between TransWestern Capital Advisors, LLC (“TCA”) and the Trust, with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that TCA was founded in 2006 and had approximately $278 million in assets under management. They observed that the firm provided advisory services and customized investment portfolios to banks and depository institutions. They discussed the backgrounds and experience of the personnel responsible for serving the Fund. They noted that the adviser created and a delivered a short duration government bond strategy that was designed to be conservative, low risk, liquid and suitable for investment by banks and similar depository institutions. They further noted that TCA utilized a sub-adviser to execute and manage the strategy in accordance with strict guidelines. They discussed the adviser’s process for monitoring the sub-adviser’s investment activity and portfolio compliance, noting that the adviser had adopted a plan that included regular communication with the sub-adviser to review portfolio characteristics, sectors, security holdings, rate durations and other attributes and metrics. The Trustees observed that the adviser emphasized risk management and noted that a strong risk management program was critical to the Fund’s target investor base. The Trustees acknowledged the adviser’s experience with the target investor’s conservative investment requirements and expressed satisfaction that the adviser had implemented a strong risk management program to effectively execute the strategy. They also noted their satisfaction with the adviser’s open line of communication established with the sub-adviser. The Trustees concluded that the adviser provided quality services.

Performance. The Trustees discussed the Fund’s stated objective of providing income consistent with liquidity and limited credit and interest rate risk, and they discussed the Fund’s strategy. They observed that although the Fund underperformed the Short Government bond index over the one- and three-year periods, the Fund outperformed the index over the five-year and since inception time periods. They further observed that the Fund outperformed its Morningstar category and independently selected peer group over all time periods presented, ranking in either the first or second quartile compared to these groups. The Trustees acknowledged that the Fund had shown somewhat unfavorable risk statistics, but further noted that those statistics were in line with those experienced by the peer group and Morningstar category funds. The Trustees acknowledged that despite the Fund’s more recent underperformance relative to the benchmark, the Fund had maintained a five-star Morningstar rating. They considered the Fund’s favorable long-term performance and consistent strong ratings, and they concluded that the adviser should continue to be retained based on performance.

Fees and Expenses. The Trustees considered that the adviser charged an advisory fee of 0.45%, noting that the fee was higher than the independently selected peer group and category medians but still within the ranges of both comparison groups. The Trustees also noted that adviser, and not the Fund, paid the sub-advisory fees, and they observed that there was an expense limitation in place. After further discussion, the Trustees determined that the advisory fee was not unreasonable based on the resources required to execute the Fund’s strategy.

Economies of Scale. The Trustees considered whether the adviser had realized economies of scale with respect to the advisory services provided to the Fund. They agreed, based on current asset levels, that economies had not yet been reached. The Trustees noted the adviser’s willingness to discuss the matter of breakpoints as the Fund assets grew. The Trustees discussed the breakpoints in the sub-advisory fee, and how the breakpoints benefit the adviser. The Trustees concluded that although the absence of breakpoints at the advisory fee level was reasonable at this time, they would revisit the issue as the Fund increased materially in size.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They considered whether the adviser’s profitability level was reasonable. They noted that although the adviser realized a profit over the prior year, that profit was modest in terms of actual dollars and percentage of revenue. After further discussion, the Trustees agreed that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee was not unreasonable and that renewal of the agreement was in the best interests of the shareholders of the Fund.

Loomis, Sayles & Company, L.P. - Sub-Adviser to TransWestern

In connection with the regular meeting held on November 14-15, 2018 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Loomis, Sayles, & Company, L.P. and TransWestern Capital Advisors, LLC (“TCA”), with respect to the TransWestern Institutional Short Duration Government Bond Fund. In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Loomis managed approximately $267 billion in assets, and provided asset management services across a range of asset classes to retail and institutional investors. They reviewed the backgrounds and experience of the key personnel responsible for servicing the Fund and noted that the investment team showed a robust and diverse skill set. The Trustees observed that the sub-adviser executed a short duration government bond strategy that was developed by the adviser to meet the strict regulatory requirements of depository institutions. They discussed the sub-adviser’s investment process, noting that the firm used specialized sector research teams with access to extensive data to conduct top-down and bottom-up analysis. The Trustees also discussed the sub-adviser’s risk management program, noting that it was comprehensive in nature. They noted that the sub-adviser utilized an automated system to ensure compliance with the Fund’s investment limitations that produced both pre-trade and post-trade reports. The Trustees discussed the sub-adviser’s broker selection process and the factors used by the sub-adviser to select and maintain brokers for the execution of trades. After further discussion, the Trustees determined that the sub-adviser had significant resources to support its investment, research, compliance and risk management processes. The Trustees noted that the adviser expressed confidence in the sub-adviser’s ability to execute the Fund’s investment program. The Trustees concluded that the sub-adviser had the ability continue to provide high quality services to the adviser, the Fund and its shareholders.

Performance. The Trustees noted that the Fund, which had attained a five-star rating from Morningstar, outperformed its Morningstar category and peer group over all time periods presented, ranking in either the first or second quartile compared to these groups. They observed that although the Fund underperformed its benchmark index over the one- and three-year periods, the Fund outperformed its benchmark over the five-year and since inception periods. The Trustees concluded that overall, the sub-adviser’s performance was strong.

Fees and Expenses. The Trustees observed that the sub-adviser received a base fee from the adviser, as well as reduced fees at breakpoints as the assets managed increased. The Trustees noted the sub-advisory fee was in line with the fees charged by Loomis to its other accounts and concluded the sub-advisory fee appeared competitive. After further discussion, in consideration of all factors, the Trustees concluded that the fee charged by the sub-adviser was not unreasonable.

Economies of Scale. The Trustees considered whether the sub-adviser had achieved economies of scale with respect to the management of the Fund. They Trustees noted that the sub-advisory agreement currently provided for breakpoints, but agreed that economies of scale was a Fund level issue and should be considered with respect to the Fund’s overall advisory agreement and advisory fee, taking these breakpoints into account.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser and considered whether the sub-adviser’s level of profitability was reasonable. The Trustees noted that although the sub-adviser realized a profit, the profit was relatively modest in terms of actual dollars. They concluded that the sub-adviser’s level of profitability from its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee was not unreasonable and that renewal of the agreement was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/18 – NLFT_v1

TransWestern Institutional Short Duration Government Bond Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012- Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2018, the Trust was comprised of 82 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

12/31/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR

TransWestern Capital Advisors, LLC

155 S. Madison St., Suite 210

Denver, CO 80209

SUB-ADVISOR

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 – $16,300

2017 – $16,500

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 - $2,200

2017 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2017 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $2,200

2017 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/6/2019

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 03/6/2019